THE TARGET PORTFOLIO TRUST

Small Capitalization Growth Portfolio

Supplement dated June 10, 2008

To the Prospectus and Statement of Additional Information dated December 31, 2007

At a recent meeting, the Board of Trustees approved a change in non-fundamental investment policy for the Small Capitalization Growth Portfolio (the “Portfolio”) that is expected to become effective on or about August 31, 2008. The current and revised investment policy is described below.

Current Non-Fundamental Investment Policy:

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings for investment purposes) in common stocks of companies with a total market capitalization of less than $2.5 billion (measured at the time of purchase).

Revised Non-Fundamental Investment Policy:

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings for investment purposes) in common stocks of small companies. Small companies are those companies with market capitalizations comparable to those in the Russell 2000 Growth Index. As of March 31, 2008, the Russell 2000 Growth Index market capitalization range was from approximately $26 million to $6.8 billion (measured at the time of purchase).

LR00222